PROSPECTUS SUPPLEMENT

February 1, 2022

Executive Benefits (COLI) VUL

Issued by

Guardian Insurance & Annuity Company, Inc.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2018 for Executive Benefits VUL, a variable life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N.

As of February 11, 2022 (the “Closure Date”), Wells Fargo VT International Equity Fund (Class II) (the “Fund”) will no longer be available as an investment allocation option under your Policy (the “Closure”).

Prior to the Closure Date, if you have premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), you may terminate your current Allocation Instructions and provide new Allocation Instructions. If you do not provide new Allocation Instructions, your current Allocation Instructions will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) (the “Portfolio”) on the Closure Date.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at The Guardian Insurance & Annuity Company, Inc. P.O. Box 981588, El Paso, TX 79998-1588 (regular mail) or The Guardian Insurance & Annuity Company, Inc. 5951 Luckett Ct., Bldg A, El Paso, TX 79932 (overnight mail) or by calling 1-888-GUARDIAN (1-888-482-7342). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

To obtain a copy of the prospectus for the Portfolio or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above. Please refer to the fund’s prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

You will not incur any fees or charges or any tax liability because of the Closure.

You may provide new Allocation Instructions at any time while your Policy is in force.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE